BioLargo

We Make Life Better

Better Solutions for: Air – Water – Energy

Strategy:
Invent, Prove, Partner

Stock Symbol:
BLGO



Safe Harbor Statement

All statements, other than statements of historical fact, included in this presentation and management's explanation and discussion of this presentation, regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management are forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions, including graphical information, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that the expectations underlying our forward-looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties. Therefore, you should not place undue reliance on our forward-looking statements. We have included important risks and uncertainties in the cautionary statements about our business in our filings with the Securities and Exchange Commission, particularly the section titled "Risk Factors" in our Form 10-K and subsequent filings. We believe these risks and uncertainties could cause actual results or events to differ materially from the forward-looking statements that we make. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections or expectations prove incorrect, actual results, performance or financial condition may vary materially and adversely from those anticipated, estimated or expected. In the light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made.

Who we are



- Innovators, scientists, engineers, and entrepreneurs
- Passionate about sustainability and human health
- Driven by a mission to *make life better*



What we do

- Best-in-class solutions for cleantech problems
- Engineering-forward technologies
- Focus on problems without solutions

Operating Segments
Commercializing our Technologies

The BioLargo Innovation Engine

BioLargo
We Make Life Better

BioLargo Engineering, Science & Technologies — *Engineering*

BioLargo Water — *R&D*

CLYRA Medical Technologies Inc

- *Wound irrigation solution*
- *Infection control platform*
- *FDA 510(k) cleared & commercial*
- *Major partnerships in negotiation*

BIOLARGO ENERGY TECHNOLOGIES

- *8+ years R&D prior to acquisition*
- *Small manufacturing facility almost finished*
- *Safe, efficient, long duration energy storage*

ONM ENVIRONMENTAL PRODUCTS AND SERVICES

- *Blockbuster www.pooph.com*
- *Industrial success with CupriDyne Clean™*
- *Odor & VOC elimination*
- *Additional CupriDyne-based products/opportunities*

BioLargo Equipment Solutions and Technology

- *PFAS, micropollutants, water reuse*
- *Partnership with Garratt-Callahan*
- *Commercial clients*

REVENUE (5 ¾ YEARS)



$ MILLIONS
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
Through Q3:
• $7.9 million
• 134% of last year's revenue
2018
2019
2020
2021
2022
2023 (FIRST THREE QUARTERS ONLY)

Trends are not necessarily indicative of future performance

REVENUE AND NET LOSS


Revenue
Net Loss
$5.0
$4.0
$3.0
$2.0
$1.0
$-
-$1.0
-$2.0
-$3.0
$ MILLIONS
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2021
2022
2023
Net loss included:
• Non-cash charges (stock option expense of $725,000)
• R&D increase in subsidiaries (self-financed)

Trends are not necessarily indicative of future performance

BioLargo

REVENUE AND SG&A



Revenue
SG&A
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$ MILLIONS
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2021
2022
2023
SG&A increased as work expands to support commercial projects

Trends are not necessarily indicative of future performance

REVENUE AND NET CASH USED IN OPERATING ACTIVITIES


Revenue
Net cash used/generated in operating activities
$5.0
$4.0
$3.0
$2.0
$1.0
$-
-$1.0
-$2.0
$ MILLIONS
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2021
2022
2023

Trends are not necessarily indicative of future performance

BioLargo

NET STOCKHOLDER'S EQUITY (5+ YEARS)



$5.0
$4.0
$3.0
$2.0
$1.0
$0
-$1.0
-$2.0
-$3.0
MILLIONS
2018
2019
2020
2021
2022
2023 (AS OF Q3)
$3.82M

Trends are not necessarily indicative of future performance

Highlights

- Revenue for Q3 increased 85% quarter-over-quarter and 78% compared to same quarter last year
  - Pooph sales increasing
- Net loss of $1.5 million for the quarter, compared to $847,000 in Q3 of last year
  - Decrease in engineering service revenue
  - R&D expense increase (to $694,000)
  - Non-cash charges – stock option compensation expense of $762,000
- Direct investment into subsidiaries (through Q3):
  - Proceeds from sale of BETI stock: $905,000 (at valuation of ~$25 million)
  - Proceeds from sale of Clyra stock: $1.575 million (at valuation of ~$31 million)


Share Price

POOPH – Consumer pet odor product

- Product marketed and sold by our partners, award-winning consumer product experts (Ikigai Marketing Works)
- ONM receives manufacturer's margin and a royalty on sales
- Business strategy: ramp up sales and sell to a major consumer products company
    - ONM would receive 20% of exit


COUCH
POOPH IT!


THEIR BED
POOPH IT!

Pooph – Looking Forward

Current status:

- Revenues continuing to grow
- More retailers continuing to come onboard
- Pooph team predicts 20,000+ stores under contract by end of 2023* (~10x increase from June 2023)
- Pooph continues to sell via direct-to-consumer, Walmart, Amazon and others
- New products coming soon



POOPH



*logistics efforts often create delays before actual sales occur

AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

- Business model: sell, install, service, exchange membranes through project life
- Removes 99% of PFOA and PFOS in a single stage. Capable of "non-detect" levels, meeting new EPA requirements
- Produces very little waste – up to 40,000 times less than carbon alternative (~80,000 lbs of waste from carbon vs ~2 lbs of waste from AEC)
- We handle all the PFAS-laden waste, making regulatory compliance easy and affordable
- Low energy costs, no chemicals required


AEC
VS
CARBON FILTRATION/ MEDIA FILTRATION
VS
AEC HAS LOWER OPERATION AND MAINTENANCE COSTS
AEC is faster and more energy-efficient than standard filtration.
VS
AEC IS VERSATILE
AEC can work on multiple water streams alone or in conjunction with other water treatment technologies.
VS
HAZARDOUS WASTE
AEC IS ENVIRONMENTALLY FRIENDLY
AEC produces less than 1/40,000 the PFAS-laden waste of carbon filtration.
BioLargo
We Make Life Better

Mobile AEC Units Available for Lease, Sale, or Demonstration Now




AEC
AEC

AEC awareness and marketing


BioLargo
We Make Life Better
Solutions to collect and destroy
PFAS
Featuring:
AEC
OTCQB: BLGO
PFAS SYMPOSIUM


INNOVATION
THAT CONTINUES TO SERVE
BioLargo
AEC
AOS

Selected by small New Jersey municipality as technology for PFAS project – work has already begun


360.00"
36.00"
AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

BioLargo
ENERGY TECHNOLOGIES

BioLargo Sodium Sulfur Battery Technology


BioLargo
Engineering, Science & Technologies

- Safer
- Longer lasting
- Unlimited charge/discharge cycles
- 100% domestic supply possible
- Better option for long duration energy storage (LDES)

BioLargo battery manufacturing facility, Oak Ridge, Tennessee



Reasons to be Confident in BioLargo

- Proven business model (hybrid licensing model)
- Strong historical revenue growth and continuing
- Good cash position, no debt*
- SG&A not rising significantly with rising revenues
- Analyst consensus: undervalued
- Net operating income for ONM expected to continue increasing and capable of driving to profitability company-wide
- PFAS tech has potential to drive long-term revenue and profit
- Diverse commercial opportunities for our platform technologies
- Commercial strategy leans heavily on high margin distribution with more rapid customer acquisition strategy with partners and lower capital risk



*(SBA 30 year 3%)

Burning Questions

- Garratt-Callahan?
- PFAS first industrial client?
- Mineral extraction project timing?
- Large waste-to-energy projects?
- Why has the company passed on big market opportunities?

The BioLargo Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.


Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

BioLargo
We Make Life Better

ONM ENVIRONMENTAL

BioLargo Water

BioLargo Engineering, Science & Technologies

CLYRA

BioLargo ENERGY TECHNOLOGIES

OTCQB: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com